                                                                EXHIBIT 10.20(b)

                            REGISTRATION RIGHTS AGREEMENT


         This Agreement is made as of November 19, 1996, by and among EPI Technologies, Inc., j Delaware corporation (formerly named Environmental Purification Industries, Inc.") (the "Company"), the persons named as Investors in the Company's Common Stock pursuant to the Stock Purchase Agreement of even date (the "Purchase Agreement") and Meridian National Corporation, a Delaware corporation ("Meridian").

                                       PREAMBLE

         The Company desires to extend registration rights to the Investors in the Company's Common Stock.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Holders agree as follows:

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

              (a) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

              (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall he in effect at the time.

              (c) "Holder" shall mean any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

              (d) "Initiating Holders" shall mean any Holder or Holders of at least fifty-one percent (51%) of the Registrable Securities then outstanding.

              (e) "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

              (f) "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public (i) any and all shares of Common[ Stock of the Company issued to Investors or to Meridian; or (ii) stock issued in respect of stock referred to in (i) above in any reorganization; or
(iii) stock issued in respect of the stock referred to in (i) or (ii) as a result of a stock split, stock dividend. recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) the registration rights associated with such securities have been terminated pursuant to Section 16 of this Agreement.

              (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.


         Section 2. PIGGYBACK REGISTRATION.

              (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-i, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable-able Securities, the Company will:

                   (i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

                   (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.

              (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 2(a)(i). In such event, the right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter(s) determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter(s) may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public (provided that no shares held by officers and directors of the Company, other than Registrable Securities that may be owned by officers and directors, are included in the registration and underwriting). The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 2, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may he included in such registration (up to the limit imposed by the underwriters), the Company shall offer t(;all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities on a pro-rata basis. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         Section 3. EXPENSES OF REGISTRATION. In addition to the fees and expenses contemplated by Section 5 hereof, all expenses incurred in connection with registrations pursuant to Section 2 hereof, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder.

         Section 4. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

              (a) keep such registration continuously effective for a period of ninety (90) days or such reasonable period necessary to permit the Holder or Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs;

              (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section 4(a) above;

              (c) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

              (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

              (e) register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the underwriter(s) reasonably requires, and keep such registration or qualification effective during the period set forth in Section 4(a) above;

              (f) cause all Registrable Securities covered by such registrations to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed or, if no such listing exists, use reasonable best efforts to list all Registrable Securities on one of the New York Stock Exchange, the American Stock Exchange or NASDAQ; and

              (g) use reasonable efforts to cause its accountants to issue to the underwriter, if any, or the Holders, if there is no underwriter, comfort letters and updates thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

              (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably, request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);


              (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

              (j) if the offering is underwritten, at the request of any Holder of Registrable Securities to use its reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration an opinion in the customary form of counsel representing the Company for the purposes of such registration;

              (k) notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         Section 5.     INDEMNIFICATION.

              (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 2, the Company will indemnify and hold harmless each Holder of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

              (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

              (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

              (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if; as a result of this Section 5(d), any Holder, its officers, directors, and partners and any person controlling such Holder is held liable for an amount which exceeds the aggregate proceeds received by such Holder from the sale of Registrable Securities included in a registration, as provided in
Section 5(b) above, pursuant to such underwriting agreement (the Excess Liability"), the Company shall reimburse any such Holder for such Excess Liability.

              (e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 5(e) shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

              (f) The indemnification provided by this Section 5 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         Section 6. LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days in the case of the Company's initial public offering) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders holding more than one percent (1%) of the outstanding common stock and all officers and directors of the Company are bound by a comparable obligation provided, however, that nothing herein shall prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

         Section 7. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to herein.

         Section 8. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Section 2 may be assigned by a Holder to any partner or shareholder of such Holder, to any other Holder, or to a transferee or assignee who receives at least five (5) shares of Registrable Securities (as adjusted for stock splits and the like); provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

         Section 9.     TERMINATION OF RIGHTS.

              (a) The rights of any particular Holder to cause the Company to register securities under Section 2 shall terminate with respect to such Holder at such time, following a bona fide, firmly underwritten public offering of shares of the Company's Common Stock registered under the Securities Act (provided that the aggregate gross offering price equals or exceeds $3,000,000), as such Holder is able to dispose of all of his Registrable Securities in one three-month period pursuant to the provisions of Rule 144.

              (b)  Notwithstanding the provisions of paragraph (a) of this
Section 9, all rights of any particular Holder under this Agreement shall terminate at 5:00 P.M. Eastern time on the date live (5) years after the closing date of the Company's first firmly underwritten public offering.

         Section 10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holders as follows:

              (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time me or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

              (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (I) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 11.    MISCELLANEOUS.

              (a) This Agreement may be amended only by a writing signed by the Holders (other than Meridian) of at least seventy-five percent (75%) of the Registrable Securities held by such Holders, as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit future investors, other than employees, officers or directors of the Company, to be made parties hereto and to become Holders of Registrable Securities; PROVIDED, HOWEVER, that no such future amendment may materially impair the rights of the Holders hereunder without obtaining the requisite consent of the Holders, as set forth above. For purposes of this Section, Registrable Securities held by the Company or beneficially owned by any officer or employee of the Company shall be disregarded and deemed not to be outstanding.

              (b) This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

            (c) All notices to be given to any party shall be in writing and delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a copy sent by first-class mail, postage prepaid), or by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, at the Company's current address (Attention: President) or at such other address as the Company shall have furnished to the Holders.

            (d) Any other provisions of this Agreement to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the a('aggregate, 60 days in any 24 month period) if there exists at the time material nonpublic information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

            (e) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (f) If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

            (g) The Company's principal place of business is in Toledo, Ohio. This Agreement shall be governed by and construed in accordance with the procedural and substantive laws of the State of Ohio without regard to principles of conflicts of law.

    IN WITNESS WHEREOF, the Company, the Investors and Meridian have executed this Agreement in counterparts as of the date first above specified.

EPI TECHNOLOGIES, INC.                  INVESTORS:

By:   /s/ Bruce M. Maison               By:   /s/ Spencer Browne
     -------------------------------         -----------------------------
                                              SPENCER BROWNE
Its:   President
      ----------------------------


                                        MNP CORPORATION
                                        By:   /s/ Larry Berman
                                             -----------------------------------
                                                Larry Berman, President

MERIDIAN NATIONAL CORPORATION


By:   /s/ William D. Feniger             /s/ Elliot Smith
     -----------------------------      ----------------------------------------
                                        ELLIOT SMITH
Its:   Chief Executive Officer
      ----------------------------